UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report:  September 9, 2013

(Date of earliest event reported)

TENET HEALTHCARE CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1445 Ross Avenue, Suite 1400

Dallas, Texas  75202

(Address of principal executive offices, including zip code)

(469) 893-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events

As previously reported, on June 24, 2013, Tenet Healthcare Corporation (the “Company” or “Tenet’) signed a definitive agreement with Vanguard Health Systems, Inc. (“Vanguard”) pursuant to which we have agreed to acquire Vanguard for $21 per share in an all cash transaction (the “Acquisition”). This Current Report on Form 8-K is to file the financial information set forth in Item 9.01 below so that, among other purposes, such financial information is incorporated by reference into the Company’s registration statements.

Forward-Looking Statements

Certain statements in this document are “forward-looking statements” under Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements are based on current expectations.  However, actual results may differ materially from expectations due to the risks, uncertainties and other factors that affect our business and Vanguard’s business.  These factors include, among others, the occurrence of any event, change or other circumstances that could give rise to the termination of the acquisition agreement with Vanguard; the failure to satisfy conditions to completion of the proposed acquisition, including receipt of regulatory approvals; changes in the business or operating prospects of Vanguard; changes in health care and other laws and regulations; economic conditions; adverse litigation or regulatory developments; competition; our success in implementing our business development plans and integrating newly acquired assets; our ability to hire and retain health care professionals; our ability to meet our capital needs, including our ability to manage our indebtedness; and our ability to grow our Conifer Health Solutions business segment.  We and Vanguard provide additional information about these and other factors in the reports filed with the Securities and Exchange Commission, including, but not limited to, those described in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our and Vanguard’s annual reports on Form 10-K for the year ended December 31, 2012 and June 30, 2013, respectively. We disclaim any obligation to update any forward-looking statement in this document, whether as a result of changes in underlying factors, new information, future events or otherwise.

Item 9.01  Financial Statements and Exhibits.

(a)                                 Preliminary Pro Forma Financial Information

The following preliminary unaudited pro forma consolidated financial information related to the Acquisition is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference:

(i)                                     Preliminary Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2013.

(ii)                                  Preliminary Unaudited Pro Forma Condensed Combined Historical Statement of Operations for the Year Ended December 31, 2012.

(iii)                               Preliminary Unaudited Pro Forma Condensed Combined Historical Statement of Operations for the Six Months Ended June 30, 2013.

(b)                                 Vanguard Financial Information

The audited consolidated financial statements of Vanguard Health Systems, Inc., as of June 30, 2013 and 2012 and for each of the three years in the period ended June 30, 2013 are attached as Exhibit 99.2 to this Form 8-K and incorporated herein by reference:

(c)                                  The following exhibits are filed as a part of this Report.

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP
99.1	Preliminary Unaudited Pro Forma Condensed Combined Financial Information
99.2	Audited Consolidated Financial Statements of Vanguard Health Systems, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

Date: September 9, 2013
	By:	/s/ Daniel J. Cancelmi
		Name:	Daniel J. Cancelmi
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP
99.1	Preliminary Unaudited Pro Forma Condensed Combined Financial Information
99.2	Audited Consolidated Financial Statements of Vanguard Health Systems, Inc.